Bay Bancorp, Inc.

Welcome

Annual Shareholders Meeting
May 27, 2015

Joseph J. Thomas – Chairman, President & CEO

Disclosure

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Bay Bancorp Inc.'s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management's current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Bay Bancorp of which management is aware are discussed in detail in the periodic reports that Bay Bancorp files with the Securities and Exchange Commission (the "SEC"), including in the "Risk Factors" section of its Annual Report on Form 10-K for the year ended December 31, 2014. Investors are urged to review Bay Bancorp's periodic reports, which are available at no charge through the SEC's website at www.sec.gov and through Bay Bancorp's website at www.baybankmd.com on the "Investor Relations" page. Bay Bancorp assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Agenda

I. Overview of the Company

II. Bay Bancorp, Inc. 2014 Performance

III. Acquisition Summary

IV. Strategic Initiatives for Bay Bancorp, Inc. / Bay Bank

V. Summary

Agenda

BayBank

I. Overview of the Company

Vision & Strengths

BayBank

"The bank built by entrepreneurs, for entrepreneurs."

- Pursue lead relationships with businesses, real estate investors and professionals
- Possess the best talent and technology to provide differentiated service
- Leverage acquisition track record to opportunistically buy banks and assets

Strong Franchise Attributes

- Attractive Baltimore/Washington market and superior group of customers
- Talented and diverse leaders at the company and on our board
- Balanced business model with diversity in our loan book
- Low cost core deposits and an attractive mix of fee-based revenue
- Strong capital position and capacity for future growth
- Proven record of success in acquisitions and asset resolutions

Comprehensive and Diverse Business Units

BayBank

COMMUNITY BANKING

- Efficient 11 branch network
- Transaction accounts comprise 36% of the core deposit base
- Strong business banking franchise (5% NIM for 2014)

COMMERCIAL LENDING

- Seasoned team of Commercial Bankers (10)
- Broad focus across C&I & CRE markets
- Business Banking unit serving small businesses
- Robust Cash Management platform include remote deposit capture

MORTGAGE BANKING

- Significant Purchase Money Volume
- Originated $96MM of mortgages in 2014
- Extensive product offering

ELECTRONIC BANKING

- Robust market share for PIN transactions
- POS Sponsorships (90%), ATM and Check Card fees (10%)
- Excellent fee income stream ($2.6MM in 2014)

Security & Trading Overview

BayBank

Bay Bancorp

Company Name:	**Bay Bancorp, Inc.**
Exchange:	**NASDAQ**
Equity Ticker:	**BYBK**
Auditor:	**McGladrey**
05/19/2015 Price:	**$5.40**
52wk Range:	**$4.23-$5.51**


BYBK/CRRB Trading History
Open
High
Merger Announcement
Merger Closed
Renamed "BYBK"
$8.50
$7.50
$6.50
$5.50
$4.50
$3.50
$2.50
$1.50
30
25
20
15
10
5
0
Volume (000s)
1/4/2010
4/4/2010
7/4/2010
10/4/2010
1/4/2011
4/4/2011
7/4/2011
10/4/2011
1/4/2012
4/4/2012
7/4/2012
10/4/2012
1/4/2013
4/4/2013
7/4/2013
10/4/2013
1/4/2014
4/4/2014
7/4/2014
10/4/2014
1/4/2015

Volume adjusted to excluded a 100K and 1MM share block trade on August 14, 2014 and January 8, 2015, respectively.

II. Bay Bancorp, Inc. / Bay Bank 2014 Performance

2014 Performance Highlights

BayBank

- Bay achieved 0.66% return on assets and 4.93% return on equity for the 12 months ending 12/31/14 and tangible book value grew 9.3% during the year, excluding the $7 million capital raised during the year.
- Profitability continues to support our posture as a very well capitalized bank with total capital to risk weighted assets reaching 16.6% at 12/31/14.
- Bay's Commercial Lending team grew new loans by 40.6% in the Bay Bank originated portfolio.
- The Commercial Real Estate team has a lot of capacity for growth with our CRE to capital ratio at 201%, well under the 300% guideline.
- Bay's Special Assets team was successful in resolving problems assets as our ratio of classified assets to capital (ACI ratio) fell to 47.3%, down from a peak of 70%.
- The Consumer team worked very hard to optimize our network of sales offices in 2014 and we have a very attractive deposit mix with an average cost of 44 b.p.
- Due to the efforts of Bay Bank Mortgage and the Electronic Banking units, we reported an attractive mix of fee revenue representing 25% of total revenue.
- Bay has a diverse loan book with C&I at 24%; Investor Commercial Real Estate at 26%; Residential Real Estate at 35% and Consumer/HELOC at 9%.
- The quality of our balance sheet puts us in a differentiated position to grow by acquisition with 12.9% tier one capital to assets.
- Our acquisition strategy leaves us with $14.5 million in remaining net purchase discounts on the acquired portfolios.

2014 Financial Results

BayBank

	December 31, 2012	December 31, 2013	December 31, 2014
Balance Sheet Highlights			
Cash & Investments	$29,661,255	$60,869,424	$55,420,776
Gross Loans	101,736,172	320,680,332	393,051,192
Core Deposit Intangible	173,815	3,993,679	3,478,282
Total Assets	133,243,868	419,089,303	479,942,985
Total Deposits	100,672,130	360,993,471	387,830,132
Total Liabilities	101,419,452	364,535,035	413,299,700
Total Equity	31,824,416	54,554,268	66,643,286
Income Statement Highlights	**Twelve-Months Ended December 2012**	**Twelve-Months Ended December 2013**	**Twelve-Months Ended December 2014**
Interest Income	$9,825,529	$19,019,543	$24,115,000
Interest Expense	572,127	1,261,969	1,257,199
Net Interest Income	9,253,402	17,757,574	22,857,801
Provision for Loan Loss	733,817	842,207	801,688
Noninterest Income	412,682	8,944,978	7,764,227
Noninterest Expense	8,229,264	22,115,121	27,514,417
Net Income (after tax)	57,553	3,241,134	3,032,708
-			
Ratios & Miscellaneous			
Tier 1 Leverage Ratio		11.41%	12.94%
Total Risk Based Capital Ratio		14.68%	16.66%
Number of Shares Outstanding		9,379,753	11,014,517
Book Value per Share		$5.82	$6.05
Tangible Book Value per Share		$5.39	$5.73
Net Interest Margin		5.33%	5.31%
ROAA		0.90%	0.66%
ROAE		6.68%	4.93%
NPAs/Assets		2.29%	3.10%
Number of Branches		12	10

First Quarter Financial Results

BayBank

	March 31, 2014	March 31, 2015
Balance Sheet Highlights		
Cash & Investments	$87,909,691	$59,063,807
Gross Loans	311,969,640	391,537,271
Core Deposit Intangible	3,719,384	3,223,737
Total Assets	429,592,997	487,030,660
Total Deposits	371,937,423	404,304,599
Total Liabilities	374,644,703	421,380,020
Total Equity	54,948,294	65,650,640
Income Statement Highlights	**Three-Months Ended March 31, 2014**	**Three-Months Ended March 31, 2015**
Interest Income	$5,486,904	$5,837,326
Interest Expense	309,059	498,177
Net Interest Income	5,177,845	5,339,149
Provision for Loan Loss	219,165	275,109
Noninterest Income	1,253,372	1,237,220
Noninterest Expense	6,339,673	5,699,884
Net Income (after tax)	81,735	343,253
-		
Ratios & Miscellaneous		
Tier 1 Leverage Ratio	11.44%	13.01%
Total Risk Based Capital Ratio	15.53%	16.57%
Number of Shares Outstanding	9,379,753	11,014,517
Book Value per Share	$5.86	$5.96
Tangible Book Value per Share	$5.46	$5.67
Net Interest Margin	5.40%	4.67%
ROAA	0.08%	0.29%
ROAE	0.61%	2.08%
NPAs/Assets	2.95%	3.21%
Number of Branches	12	11

Composition of Revenue

- Significant year-over-year revenue growth
- Carrollton acquisition added diversified streams of revenue; mortgage & electronic banking
  - Bay has restructured and revitalized the legacy Carrollton mortgage services.

Revenue



Net Interest Income
Noninterest Income
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2012
2013
2014

Non-Interest Income



Service Charges 5%
Other Income 48%
Mortgage 9%
Electronic Banking 34%
Electronic Banking
Mortgage Banking
Net Gain on Sale of REO
Service Charges

BayBank

THE BANK WILL BENEFIT FROM A DIVERSIFIED LOAN PORTFOLIO AND HIGH PERCENTAGE OF LOW COST DEPOSITS.


Multifamily
4%
Consumer &
Other
0%
Constr &
Land Dev.
8%
Commercial &
Industrial
8%
HELOC
9%
Commercial
Real Estate
40%
Residential
Real Estate
32%


Retail Time
13%
Demand
Deposits
24%
Jumbo Time
18%
NOW &
Other Trans
Accts
14%
MMDA &
Savings
31%

Loan Portfolio	($000s)	Yield	%
Construction & Land Dev.	23,909	8.07%	6.1%
HELOC	35,718	5.38%	9.1%
Residential Real Estate	127,029	5.56%	32.3%
Commercial Real Estate	158,715	6.23%	40.4%
Multifamily	13,345	5.56%	3.4%
Commercial & Industrial	33,454	6.23%	8.5%
Consumer & Other	881	8.58%	0.2%
Gross Loans	$393,051	5.70%	100.0%

Deposit Composition	($000s)	Yield	%
Demand Deposits	91,677	0.00%	23.61%
NOW & Other Trans Accts	54,845	0.10%	14.11%
MMDA & Savings	118,885	0.34%	30.71%
Jumbo Time	72,110	0.53%	18.59%
Retail Time	50,313	0.53%	12.97%
Total Deposits	387,834	0.37%	100.00%

Deposit and Funding Overview

BayBank

- Non-Interest deposits are 22% of total fundings
- Core checking accounts are 36% of total fundings
- Core checking, MMDA and Savings comprise 65% of total fundings
- Capacity at FHLB allows for flexibility of future funding structures to manage interest and liquidity risks



Balance Sheet Fundings in Dollars (millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Jan-12
Jan-13
Jan-14
Non-Interest Bearing Checking
Interest-Bearing Checking
MMDA & Savings
Retail Time Deposits
Wholesale Deposits
FHLB Advances



Balance Sheet Fundings as % of Total Fundings
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1/1/2012
1/1/2013
1/1/2014
Non-Interest Bearing Checking
Interest-Bearing Checking
MMDA & Savings
Retail Time Deposits
Wholesale Deposits
FHLB Advances

BayBank

III. Acquisition Summary

Disciplined Acquirer

BayBank

	Target	County	Date Completed	Transaction Charactersitics							Note
				Assets	Deposits	Negative Bid	# of Offices	P / TBV (%)	Associated Discount ($)	Deposit Premium (%)	
FDIC-Assisted	Bay National Bank	Baltimore County	7/9/2010	282,174	276,090	(33,500)	2	N/A	(30,854)	0.03%	▪ FSPF I and Jefferson Bancorp received a shelf charter to bid on Bay National. ▪ Successfully rebranded the failed acquisition. ▪ Continue to successfully resolve problem assets.
Whole Bank	Carrollton Bancorp (CRRB)	Howard County	4/19/2013	365,186	325,147	N/A	11	58% - 69%	(13,034)	1.36%	▪ Structured as a reverse merger, Jefferson Bancorp acquired and merged into Carrollton Bancorp (CRRB). ▪ Legacy Jefferson Bancorp shareholders acquired 87% of Carrollton Bancorp in a cash/stock transaction as well as repaid TARP. ▪ Carrollton Bank was merged into Bay Bank.
FDIC-Assisted	Slavie FSB	Harford County	5/30/2014	128,400	110,468	(8,000)	2	N/A	(7,566)	0.20%	▪ Slavie was acquired from the FDIC through a P&A with no loss share. ▪ Expanded Bay's footprint north, adding scale to the franchise. ▪ Bay is executing a cost reduction strategy and quickly addressing problem assets acquired in the transaction.

Loan Portfolio Vintage

BayBank

Total Loans by Source


Thousands
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-

	Dec-10	Dec-11	Jun-12	Dec-12	Mar-13	Jun-13	Sep-13	Dec-13	Mar-14	Jun-14	Sep-14	Dec-14
Acquired Slavie Bank Portfolio										82,333	75,311	71,380
Acquired Carrollton Bank Portfolio	-	-	-	-	-	222,810	203,237	183,274	172,235	161,073	155,430	142,648
Bay Bank New Originations*	4,712	34,460	43,917	54,522	59,994	111,969	109,052	112,006	107,750	122,690	137,432	157,464
Acquired Bay National Bank Portfolio	83,703	62,560	54,104	47,214	42,619	40,146	38,878	38,236	36,830	34,923	32,229	28,793

*Includes Loans Held For Sale

Proven Asset Quality Resolution


Total Classified Assets (000s)
OREO
Substandard Loans
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
June-13
September-13
December-13
March-14
June-14
September-14
December-14


Problem Asset to Risk Based Capital Ratios (Bank)
100%
90%
80%
70%
60%
50%
40%
30%
20%
74.7%
75.8%
61.8%
63.8%
88.9%
89.4%
74.6%
42.7%
42.0%
41.6%
40.0%
66.5%
65.7%
47.3%
Classified Assets
Criticized Assets
June-13
September-13
December-13
March-14
June-14
September-14
December-14

- Proven success in resolving problem assets acquired through acquisitions.
- Steady decline in problem asset level since each acquisition.
- The FDIC-assisted acquisition of Slavie FSB occurred in Q2 2014.
- $14.5 million of discounts remain on acquired loans at December 31, 2014.

IV. Strategic Initiatives for Bay Bancorp, Inc. / Bay Bank

2015 Performance Initiatives

BayBank

2015 1st Quarter Accomplishments:

- Experienced 33% growth in new loans booked, in the Bay Bank New originations portfolio, and 16% growth in Core Deposits
- Imposed a reduction in force across the company comprising 10% of employees, which was completed in February, 2015.
- Developed a budget that resulted in hard decisions to discontinue certain practices and vendor relationships in order to reduce expense by 20% year-over-year by 12/31/15.
- Adopted new loan approval levels and expense management authorities to ensure more efficient decision-making closer to the customer and closer scrutiny of expenses by managers.

2015 Other Initiatives:

- Reengineer the branches in Lutherville and Columbia to serve as a new branch model with limited service staffed by employees that can serve the requirements of our corporate and consumer clients. Completed April 2015.
- Relocate Bay Bank's headquarters from Lutherville to Columbia as soon as practical, but no later than September 1 with a remaining sales office in Lutherville.
- Bankers now covering Montgomery and Prince George's Counties with the help and counsel of two new directors in the corridor market.
- Align Bay Bank Mortgage Officers to cover these markets and launched a new permanent, fixed rate commercial mortgage product that is gaining traction closer to DC.

A Defined Path to Shareholder Value

BayBank

Acquisitions

- Target distressed banks and failed banks
- Focus on banks with strong deposit bases and strategic advantages
- Focus on markets in the Baltimore/DC corridor
- Creative deal structures to maximize value and minimize risk
- Trained and experienced acquisition team
- Proven ability to successfully integrate

Growth and Performance

- Leverage current footprint and banking team to attract credit worthy banking relationships
- Focus on niche lending verticals to maintain margin
- Recruit successful lending teams
- Bolster non-interest income streams
- Generate income through the resolution of troubled assets
- Drive NIM by deploying cash balances

Long-Term Strategy

- Achieve scale to generate operating leverage
- Relationship driven banking strategy
- High quality/high touch for local companies
- Keen focus on risk/reward with strong credit culture
- Diversification of non-interest income streams
- Achieve high returns on invested capital and shareholder equity

Disciplined Acquisitions → Scale and Profitability → High Performance

V. **Summary**

Summary

BayBank

- Exceptional management team and board of directors.
- Vibrant, high-growth primary market in greater Baltimore-Washington corridor.
- Balanced community banking business model with strong credit and fee-based products.
- Enhanced scale attributes, improved profitability and increased legal lending limit.
- Strong balance sheet with 10% tier one capital and moderate classified assets-to capital.
- Positioned to grow organically and via acquisition to become a $1-3 billion in assets institution.

BayBank

Bay Bancorp

Joseph J. Thomas
Chairman, President & CEO
(410) 536-7336
jthomas@baybankmd.com
7151 Columbia Gateway Drive,
Suite A
Columbia, MD 21046